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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 9, 2004

                           CURTISS WRIGHT CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


      Delaware                       1-134                     13-0612970
      --------

   State or Other                Commission File              IRS Employer
   Jurisdiction of                    Number               Identification No.
  Incorporation or
    Organization


           4 Becker Farm Road
          Roseland, New Jersey                        07068
 Address of Principal Executive Offices             Zip Code


       Registrant's telephone number, including area code: (973) 597-4700



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

              99.1  Press Release dated February 9, 2004


ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On February 9, 2004 Curtiss-Wright Corporation (the "Company") issued a press release announcing financial results for the fourth quarter and fiscal year ended December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1. The information contained in this Current Report, including
  Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       CURTISS WRIGHT CORPORATION


                                       By: /s/ Glenn E. Tynan
                                           ----------------------------------
                                           Glenn E. Tynan
                                           Vice-President and
                                           Chief Financial Officer


Date:  February 9, 2004





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                                  EXHIBIT INDEX

 Exhibit
  Number                    Description

   99.1          Press Release, dated February 9, 2004.




















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